THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), is made and entered into as of November 30, 2017, by and among Fox Factory Holding Corp., a Delaware corporation (“FFH”), Fox Factory, Inc., a California Corporation (“FF”), and ST USA Holding Corp., a Delaware corporation (“ST USA” and together with FFH and FF, each a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the several banks and other financial institutions party hereto (collectively, the “Lenders”) constituting the “Required Lenders” under the Credit Agreement (as defined below) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 11, 2016, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 11, 2016 and that certain Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 12, 2017 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrowers;
WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

1.     Amendments.

(a)    Section 1.1 of the Credit Agreement, “Definitions”, is hereby amended by replacing the defined term “Indebtedness” with the following:

“Indebtedness” of any Person shall mean, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business and contingent obligations incurred in connection with Permitted Acquisitions so long as the performance conditions with respect thereto have not been satisfied and the amount payable with respect thereto has not been fixed), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations and Synthetic Lease Obligation of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all mandatory obligations of such Person to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person on or prior to the date that is 180 days following the Revolving Commitment Termination Date (other than (1) any contingent obligation to repurchase Capital Stock of any future, present or former employee, director, officer or consultant (or any Affiliates, spouses, former spouses, other immediate family members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing)

of FHH and its Subsidiaries upon the death, disability, retirement or termination of employment of any such Person or otherwise pursuant to any employee, management or director equity plan, employee, management or director stock option plan or any other employee, management or director benefit plan or any agreement with any employee, director, officer or consultant of FHH and its Subsidiaries, and (2) any obligation arising under Section 2.6 of the FF US Holding Corp. Stockholders’ Agreement (as in effect on the Third Amendment Effective Date) and (x) all Hedging Obligations. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

(b)    Section 1.1 of the Credit Agreement, “Definitions”, is hereby further amended by inserting the following definitions in appropriate alphabetical order therein:

“FF US Acquisition Corp.” shall mean, FF US Acquisition Corp., a Delaware corporation.

“FF US Holding Corp.” shall mean, FF US Holding Corp., a Delaware corporation.

“FF US Holding Corp. Stockholders’ Agreement” shall mean, that certain Stockholders’ Agreement of FF US Holding Corp., dated as of November 30, 2017.

“Third Amendment Acquisition” shall mean, the purchase of certain assets, pursuant to that certain Asset Purchase and Contribution Agreement, dated as of November 30, 2017, by and among FF US Acquisition Corp., as buyer, FF US Holding Corp., as buyer’s parent, Flagship, Inc., d/b/a Tuscany, an Indiana corporation, as seller, and Michael Graber and Jeff Burttschell, as owners.

“Third Amendment Effective Date” shall mean, November 30, 2017.”

(c)    Section 2.12 of the Credit Agreement, “Mandatory Prepayments”, is hereby amended by deleting subsection (b) thereof in its entirety and inserting the following in lieu thereof:

“(b)    No later than the Business Day following the date of receipt by the Borrowers or any of their Subsidiaries of any proceeds from any issuance of Indebtedness or equity securities by the Borrowers or any of their Subsidiaries, the Borrowers shall prepay the Obligations in an amount equal to all such proceeds, net of underwriting discounts and commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by the Borrowers in connection therewith (in each case, paid to non-Affiliates); provided that the Borrowers shall not be required to prepay the Obligations with respect to proceeds of (i) Indebtedness permitted under Section 7.1 or (ii) the issuance of equity securities in connection with the consummation of the Third Amendment Acquisition. Any such prepayment shall be applied in accordance with subsection (c) of this Section.”

(d)    Section 7.1(c) of the Credit Agreement, “Indebtedness and Preferred Equity”, is hereby amended by replacing the reference in clause (i) to $7,500,000 with $13,000,000.

(e)     Section 7.1 of the Credit Agreement, “Indebtedness and Preferred Equity”, is hereby amended by (i) deleting the “and” in subsection (p) thereof, (ii) replacing the last “.” in subsection (q) thereof with “; and” and (iii) adding the following new subsection (r) immediately after subsection (q):

“(r)    other secured Indebtedness of the Borrowers or their Subsidiaries in an aggregate principal amount not to exceed $5,000,000 at any time outstanding.”

(f)    Section 7.2 of the Credit Agreement, “Liens”, is hereby amended by deleting subsection (i) thereof in its entirety and inserting the following in lieu thereof:

“(i)    additional Liens on any property of Borrower Representative or any of its Subsidiaries securing any Indebtedness or other liabilities; provided, that the aggregate outstanding principal amount of all such Indebtedness and liabilities secured by property of the Loan Parties shall not exceed $5,000,000 at any time outstanding.”

(g)    Section 7.4 of the Credit Agreement, “Investments, Loans”, is hereby amended by (i) deleting the word “and” at the end of the subsection (q) thereof, (ii) replacing the “.” at the end of subsection (r) thereof with “; and” and (iii) adding the following new subsection (s) immediately after subsection (r):

“(s)    Investments arising out of an election by FF US Holding Corp. or FF to exercise the rights to purchase Call Shares (as defined in the FF US Holding Corp. Stockholders’ Agreement as in effect on the Third Amendment Effective Date) or Put Shares (as defined in the FF US Holding Corp. Stockholders’ Agreement as in effect on the Third Amendment Effective Date), in connection with the Third Amendment Acquisition, in an aggregate amount required under the FF US Holding Corp. Stockholders’ Agreement as in effect on the Third Amendment Effective Date; provided, that at the time of such purchase, no Default or Event of Default has occurred or is continuing.”

(h)    Section 7.5 of the Credit Agreement, “Restricted Payments”, is hereby amended by (i) deleting the word “and” at the end of the subsection (iii) thereof, (ii) replacing the “.” at the end of subsection (iv) thereof with “; and” and (iii) adding the following new subsection (v) immediately after subsection (iv):

“(v)    any Restricted Payments arising under Sections 2.5 and 2.6 of the FF US Holding Corp. Stockholders’ Agreement.”

(i)    Section 7.6 of the Credit Agreement, “Sale of Assets”, is hereby amended by (i) deleting the word “and” at the end of subsection (f) thereof, (ii) replacing the “.” at the end of subsection (g) thereof with “; and” and (iii) adding the following new subsection (h) immediately after subsection (g):

“(g)    Any sale of shares of a Subsidiary’s Capital Stock arising under Section 2.6 of the FF US Holding Corp. Stockholders’ Agreement; provided that, before and after giving effect to such sale, no Default or Event of Default shall have occurred and be continuing at the time such sale is made.”

2.     Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrowers shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its reasonable costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (ii) executed counterparts to this Amendment from the Borrowers, each of the Guarantors and the Required Lenders.

3.    Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent:

(a)    Each Borrower and each of their Subsidiaries (i) is duly orga-nized, validly existing and in good standing as a corporation, partnership, limited liability company or other organization under the laws of the jurisdiction of its organization, (ii) -has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(b) The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member action;

(c)    The execution, delivery and performance by the Loan Parties of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Borrower or any of their Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any Contractual Obligation of any Borrower or any of their Subsidiaries or any of their assets or give rise to a right thereunder to require any payment to be made by any Borrower or any of their Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Borrower or any of their Subsidiaries, except Liens (if any) created under the Loan Documents, except in the case of clauses (ii) and (iii) those the failure of which could not reasonably be expected to have a Material Adverse Effect;

(d)    This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e)    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.    Reaffirmations and Acknowledgments.

(a)    Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Borrowers of this Amendment and jointly and severally ratifies and confirms the terms of the Guaranty and Security Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrowers to the Lenders or any other obligation of the Borrowers, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrowers, the Guaranty and Security Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty and Security Agreement.

(b)    Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of or a consent to any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.    Costs and Expenses. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrowers and the Guarantors, by their respective authorized officers as of the day and year first above written.

BORROWERS:

FOX FACTORY HOLDING CORP.

By: _/s/ Zvi Glasman__________________
Name: Zvi Glasman
Title: Chief Financial Officer and Treasurer

FOX FACTORY, INC.

By: _/s/ Zvi Glasman__________________
Name: Zvi Glasman
Title: Chief Financial Officer

ST USA HOLDING CORP.

By: _/s/ Mark Meldrum________________
Name: Mark Meldrum
Title: President

GUARANTOR:

RFE Holding (US) Corp.

By: _/s/ Zvi Glasman__________________
Name: Zvi Glasman
Title: Chief Financial Officer

FF US HOLDING LLC

By: _/s/ Zvi Glasman__________________
Name: Zvi Glasman
Title: Chief Financial Officer and Treasurer

FF US ACQUISITION CORP.

By: _/s/ Zvi Glasman__________________
Name: Zvi Glasman
Title: Chief Financial Officer and Treasurer

FF US HOLDING CORP.

By: _/s/ Zvi Glasman__________________
Name: Zvi Glasman
Title: Chief Financial Officer and Treasurer

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By: /s/ Min Park
Name: Min Park
Title: Vice President

FIFTH THIRD, AN OHIO BANKING CORPORATION, as a Lender

By: /s/ Margaret Sigler
Name: Margaret Sigler
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender

By: /s/ Noreen Lee
Name: Noreen Lee
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jason Nadler
Name: Jason Nadler
Title: Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Vanessa Printz
Name: Vanessa Printz
Title: Senior Vice President